Filed pursuant to Rule 497(a)
Registration No. 333-190850
Rule 482ad

Prospect Capital Corporation Announces Fixed Income Investor Meetings

NEW YORK - October 26, 2015- Prospect Capital Corporation (“PSEC”), a specialty finance company, has asked Goldman, Sachs & Co. to organize a series of fixed income investor meetings commencing on October 26, 2015. PSEC lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. PSEC is structured as an externally managed business development company (BDC) and its investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments. As of June 30, 2015, the Company had 131 investment counterparties amounting to a portfolio size of $6.6 billion. The Company has a market capitalization of $2.6 billion making it one of the largest BDCs in the industry. Prospect Capital Corp. has a ‘BBB-’ investment grade rating from Standard & Poor’s with a stable rating outlook and a ‘BBB+’ investment grade rating from Kroll Bond Rating Agency also with a stable rating outlook.* A capital markets transaction may follow, subject to market conditions.

Meeting Schedule:

Telephonic meetings are available on Monday, October 26, Tuesday, October 27 and Wednesday, October 28.

PSEC will be represented by:

Grier Eliasek - President and Chief Operating Officer, Prospect Capital Corporation
Brian Oswald - Chief Financial Officer, Prospect Capital Corporation
Nishil Mehta - Head of Capital Markets, Prospect Capital Corporation

Investors are advised to carefully consider the investment objective, risks, charges and expenses of PSEC before investing in any offering. When available upon the commencement of any offering, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange
Commission, which will contain this and other information about PSEC and should be read carefully before investing.

The information in any preliminary prospectus supplement and the accompanying prospectus, when available, and in this announcement, is not complete and may be changed. Any preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of PSEC and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Any offering that follows may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies may be obtained from: Goldman, Sachs & Co., Attn:
Prospectus Department, 200 West Street, New York, NY 10282, tel: 866-471-2526, facsimile: 212-902-9316, email: prospectus-ny@ny.email.gs.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

ABOUT PROSPECT CAPITAL CORPORATION

Prospect Capital Corporation (www.prospectstreet.com) is a business development company that focuses on lending to and investing in private businesses. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

We have elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For additional information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
Telephone (212) 448-0702